UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: January 16, 2018

(Date of earliest event reported)

Imperva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35338	03-0460133
(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 345-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 16, 2018, the Board of Directors (the “Board”) of Imperva, Inc. (the “Company”) approved a restructuring plan to improve customer experiences, fuel product innovation and increase operational effectiveness. As a result of these changes, the Company will reallocate in excess of $10.0 million to fund incremental investments in the new initiatives and growth priorities. These actions are expected to be substantially completed by the end of the first quarter of 2018. The Company anticipates incurring pre-tax restructuring charges of $2.3 million to $2.9 million, substantially all of which are for cash severance costs. The Company expects to expense substantially all of these pre-tax charges in the first quarter of 2018.

Forward Looking Statements. Certain statements in this Current Report, other than purely historical information, including statements relating to the anticipated results of the restructuring plan and expectations regarding the amount and timing of anticipated pre-tax restructuring charges, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “will,” “expects,” “anticipates,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements, including the Company’s ability to achieve the anticipated operational efficiencies and other benefits of the restructuring plan. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” of the Form 10-Q filed with the Securities and Exchange Commission on November 9, 2017 and the Company’s other filings. Imperva undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2018, Anthony Bettencourt resigned in his capacity as the Company’s Vice President of Customer Engagement, effective February 15, 2018. Mr. Bettencourt will remain as Imperva’s non-executive Chairman of the Board.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Imperva, Inc., dated January 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERVA, INC.

Date: January 22, 2018	By:	/s/ Mike Burns
Mike Burns
Chief Financial Officer